GSAMP 05-S2
RUN 5

Assumptions

         o        100% loss severity

         o        There is a 6 month lag in recoveries

         o Collateral losses calculated through the life of the applicable bond

         o        To maturity

         o        Delinquency Triggers are failing day one

         o        Certificates are priced at par


     For all other assumptions please refer to the term sheet

                   1) FORWARD + 100 BPS
 Period   1 month
                   --------------------------------------------------------------------------------------------------------------
                                                      FIRST DOLLAR OF LOSS            LIBOR FLAT                 0% RETURN
                               --------------------------------------------------------------------------------------------------
   1    3.100       CLASS M-1   CDR (%)                              16.036                     16.274                     18.122
   2    3.309                   Yield (%)                            5.8687                     5.3631                    -0.0001
   3    3.454                   WAL                                    5.04                       5.21                       5.38
   4    3.560                   Modified Duration                      4.30                       4.35                       4.71
   5    3.673                   Principal Window              Oct08 - Sep34              Nov08 - Sep34              Mar09 - Sep34
   6    3.766                   Principal Writedown         3,396.54 (0.01%)       1,499,229.11 (3.73%)     12,933,233.32 (32.15%)
   7    3.822                   Total Collat Loss    124,532,039.29 (27.86%)    125,975,630.37 (28.19%)    136,880,071.29 (30.63%)
                   --------------------------------------------------------------------------------------------------------------
   8    3.944
   9    3.926      2) FORWARD + 200 BPS
  10    3.980
                   --------------------------------------------------------------------------------------------------------------
  11    4.041                                         FIRST DOLLAR OF LOSS            LIBOR FLAT                 0% RETURN
                                -------------------------------------------------------------------------------------------------
  12    4.091       CLASS M-1   CDR (%)                              14.920                     15.173                     17.362
  13    4.123                   Yield (%)                            6.8948                     6.3898                    -0.0017
  14    4.150                   WAL                                    5.14                       5.32                       5.44
  15    4.180                   Modified Duration                      4.24                       4.29                       4.70
  16    4.214                   Principal Window              Nov08 - Sep34              Dec08 - Sep34              May09 - Sep34
  17    4.249                   Principal Writedown         2,130.59 (0.01%)       1,614,277.78 (4.01%)     15,311,995.24 (38.07%)
  18    4.277                   Total Collat Loss    117,638,082.88 (26.32%)    119,219,281.05 (26.68%)    132,459,707.30 (29.64%)
                   ---------------------------------------------------------------------------------------------------------------

  19    4.293
  20    4.380      No securities are being offered by these summary materials.
  21    4.319      If the securities described herein or other securities are
  22    4.333      ultimately offered, they will be offered only pursuant to a
  23    4.352      definitive offering circular, and prospective investors who
  24    4.367      consider purchasing any such securities should make their
  25    4.375      investment decision based only upon the information provided
  26    4.380      therein and consultation with their own advisers. This
  27    4.389      material is for your private information and we are not
  28    4.399      soliciting any action based upon it. This material is not to
  29    4.407      be construed as an offer to sell or the solicitation of any
  30    4.417      offer to buy any security in any jurisdiction where such an
  31    4.426      offer or solicitation would be illegal. This material is
  32    4.435      based on information that we consider reliable, but we do
  33    4.446      not represent that it is accurate or complete and it should
  34    4.455      not be relied upon as such. By accepting this material the
  35    4.464      recipient agrees that it will not distribute or provide the
  36    4.474      material to any other person.The information contained in
  37    4.487      this material may not pertain to any securities that will
  38    4.498      actually be sold. The information contained in this material
  39    4.512      may be based on assumptions regarding market conditions and

  40    4.521      other matters as reflected therein. We make no
  41    4.532      representations regarding the reasonableness of such
  42    4.543      assumptions or the likelihood that any of such assumptions
  43    4.553      will coincide with actual market conditions or events, and
  44    4.563      this material should not be relied upon for such purposes.
  45    4.572      We and our affiliates, officers, directors, partners and
  46    4.580      employees, including persons involved in the preparation or
  47    4.589      issuance of this material may, from time to time, have long
  48    4.600      or short positions in, and buy or sell, the securities
  49    4.609      mentioned herein or derivatives thereof (including options).
  50    4.619      This material may be filed within the Securities and
  51    4.630      Exchange Commission (the "SEC") and incorporated by
  52    4.639      reference into an effective registration statement
  53    4.649      previously filed with the SEC under Rule 415 of the
  54    4.658      Securities Act of 1933, including in cases where the
  55    4.667      material does not pertain to securities that are ultimately
  56    4.678      offered for sale pursuant to such registration statement.
  57    4.685      Information contained in this material is current as of the
  58    4.693      date appearing on this material only. Information in this
  59    4.702      material regarding the assets backing any securities
  60    4.711      discussed herein supersedes all prior information regarding
  61    4.720      such assets. Any information in the material, whether
  62    4.729      regarding the assets backing any securities discussed herein
  63    4.739      or otherwise, will be superseded by the information included
  64    4.748      in the final prospectus for any securities actually sold to
  65    4.758      you. Goldman Sachs does not provide accounting, tax or legal
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  68    4.784      described herein that are necessary to support any U.S.
  69    4.793      federal income tax benefits, without Goldman Sachs imposing
  70    4.800      any limitation of any kind.
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  75    4.843
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  77    4.862
  78    4.871
  79    4.880
  80    4.890
  81    4.900
  82    4.909
  83    4.919
  84    4.929
  85    4.942
  86    4.950
  87    4.961
  88    4.971
  89    4.980
  90    4.989
  91    4.998
  92    5.006
  93    5.016
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  95    5.029
  96    5.037
  97    5.048
  98    5.057

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 230    5.296
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